UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 9, 2015
(Date of Report - date of earliest event reported)

Tekmira Pharmaceuticals Corporation
(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation or Organization)	001-34949 (Commission File Number)	98-0597776 (I.R.S. Employer Identification No.)

100-8900 Glenlyon Parkway Burnaby, British Columbia, Canada (Address of Principal Executive Offices)		V5J 5J8 (Zip Code)

(604) 419-3200
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On July 9, 2015, Tekmira Pharmaceuticals Corporation (the “Corporation”) held its Annual General and Special Meeting of Shareholders.  At the meeting, shareholders voted in favor of all items of business, as indicated below:

Proposal 1.  The Corporation’s shareholders voted to elect the following persons to the board of directors of the Corporation:

Nominee	Votes For	% For	Votes Withheld	% Withheld	Abstentions	Broker Non-Votes
Vivek Ramaswamy	26,370,119	99.75	65,181	0.25	0	7,833,906
Herbert J. Conrad	26,398,887	99.86	36,413	0.14	0	7,833,906
Richard C. Henreques	26,382,492	99.80	52,808	0.20	0	7,833,906
Frank Karbe	25,311,812	95.75	1,123,488	4.25	0	7,833,906
Keith Manchester	26,379,463	99.79	55,837	0.21	0	7,833,906
William T. Symonds	26,386,617	99.82	48,683	0.18	0	7,833,906
Mark J. Murray	26,344,932	99.66	90,368	0.34	0	7,833,906

Proposal 2.  The Corporation’s shareholders voted to appoint KPMG LLP as auditor of the Corporation for the ensuing year:

Votes For	% For	Votes Withheld	% Withheld	Abstentions	Broker Non-Votes
34,095,774	99.49	173,432	0.51	0	0

Proposal 3.  The Corporation’s shareholders voted to authorize an amendment of the Corporation’s omnibus share compensation plan to increase, by 3,500,000 common shares, the number of common shares in respect of which awards may be granted thereunder:

Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
21,669,574	81.83	4,812,573	18.17	0	7,833,906

Proposal 4.  The Corporation’s shareholders voted to authorize an amendment of the Corporation’s Articles setting the quorum for the transaction of business at a meeting of shareholders as the presence in person or by proxy, of the holders of at least 33 1/3% of the issued and outstanding common shares of the Corporation:

Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
26,356,621	99.70	78,679	0.30	0	7,833,906

Proposal 5.  The Corporation’s shareholders voted to approve, on an advisory basis, the Corporation’s named executive officer compensation:

Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
26,306,594	99.51	128,706	0.49	0	7,833,906

Proposal 6.  The Corporation’s shareholders voted to approve, on an advisory basis, that three years be the frequency in which an advisory vote on named executive officer compensation should be held, with the votes breaking down as follows:

Frequency of Vote	Votes For	% For
1 Year	7,539,370	28.63
2 Years	121,817	0.46
3 Years	18,675,726	70.91
Broker-Non Votes	7,979,140

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2015

TEKMIRA PHARMACEUTICALS CORPORATION

By:	/s/ Bruce Cousins
Name: Bruce Cousins Title: Executive Vice President & Chief Financial Officer